Exhibit 99.3

  2  Cautionary Note Regarding Forward-Looking Statements  This presentation may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives, or assumptions of future events or performance, may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions, and uncertainties that could cause actual strategies, actions, or results to differ materially from those expressed in them, and are not guarantees of timing, future results, events, or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions, or results, based on management’s current expectations, assumptions, and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Therefore, readers are cautioned not to place undue reliance on such statements. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in capital and credit markets; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Independent Bank Corporation's customers; the implementation of Independent Bank Corporation's strategies and business models; Independent Bank Corporation's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Independent Bank Corporation's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events; changes in accounting standards and the critical nature of Independent Bank Corporation's accounting policies. In addition, factors that may cause actual results to differ from expectations regarding the recent acquisition of TCSB Bancorp, Inc. include, but are not limited to, the reaction to the transaction of customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the transaction might not be realized within the expected timeframes or might be less than projected; credit and interest rate risks associated with the parties' respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which the parties operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2017 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

  3   Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerRobert N. Shuster, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.

  4   Quarterly Financial Summary    4Q’18  3Q’18  2Q’18  1Q’18  4Q’17  Diluted EPS (1)  $ 0.41  $ 0.49  $ 0.36  $ 0.42  $ 0.08  Income before taxes   $ 12,204  $ 14,846  $ 10,884  $ 11,199  $ 11,231  Net income (1)  $ 9,936  $ 11,925  $ 8,817  $ 9,161  $ 1,711  Return on average assets (1)  1.18%  1.46%  1.12%  1.34%  0.25%  Return on average equity (1)  11.43%  13.83%  10.57%  14.04%  2.51%  Total assets  $3,353,281  $3,297,124  $3,234,522  $2,793,119  $2,789,355  Total portfolio loans  $2,582,520  $2,562,578  $2,467,317  $2,071,435  $2,018,817  Total deposits  $2,913,428  $2,798,643  $2,780,516  $2,430,401  $2,400,534  Loans to deposits ratio  88.64%  91.57%  88.74%  85.23%  84.10%  Shareholders’ equity  $ 338,994  $ 345,204  $ 337,083  $ 267,917  $ 264,933  Tangible BV per share  $ 12.90  $ 12.84  $ 12.47  $ 12.46  $ 12.34  TCE to tangible assets   9.17%  9.51%  9.41%  9.54%  9.45%  Note: Dollars in thousands, except per share data.  (1) Excluding the impact of the $5.96 million remeasurement of net deferred tax assets in 4Q’17, diluted EPS is $0.35; net income is $7.676 million, ROA is 1.11%; and ROE is 11.28%.

  5  4Q 2018 Financial Highlights  Income StatementNet income of $9.9 million, or $0.41 per diluted share. Return on average assets of 1.18% and return on average equity of 11.43%Net interest income of $30.7 million, up $7.4 million, or 31.5%, from the year ago quarter.Merger related expenses of $0.1 million, or $0.004 per diluted share, after tax.A decrease in the fair value of capitalized mortgage loan servicing rights (due to price) decreased non-interest income by $2.4 million, or $0.078 per diluted share, after tax.$0.6 million loan loss provision expense (compared to an expense of $0.4 million in year ago quarter). Net gains on mortgage loans of $2.0 million is down $0.85 million from the year ago quarter. Higher mortgage loan sales volume was offset by a lower margin. In addition, $41.5 of portfolio mortgage loans with a weighted average coupon rate of 3.91% were transferred to held for sale at a loss of $0.25 million ($0.008 per diluted EPS, after tax). These loans are expected to be sold on 1/31/19.Balance Sheet/CapitalTotal portfolio loans grew $19.9 million, or 3.1% annualized (annualized growth rate increases to 9.5% when factoring in $41.5 million of portfolio loans transferred to held for sale in 4Q’18). Deposits totaled $2.91 billion at 12/31/18 compared to $2.80 billion at 9/30/18. 4Q’18 growth of $114.8 million, or 16.3% annualized (the annualized growth rate declines to 7.9% when excluding brokered deposits). The 4Q’18 growth was primarily in reciprocal deposits and brokered deposits.587,969 shares repurchased during 4Q’18 at average price of $21.57 per share. New 2019 share repurchase plan authorized for up to 5% of outstanding shares. TBV per share increased to $12.90 at 12/31/18 from $12.84 at 9/30/18.Paid a 15 cent per share cash dividend on common stock on 11/15/18.

  6   YTD Financial Summary    YE 12/31/18  YE 12/31/17  YE 12/31/16  YE 12/31/15  Net interest income  $ 113,282   $ 89,186   $ 79,641  $ 74,986  Income before taxes   $ 49,133  $ 38,438  $ 32,901  $ 29,380  Net income(1)  $ 39,839  $ 20,475  $ 22,766  $ 20,017  Diluted EPS(1)  $ 1.68  $ 0.95  $ 1.05  $ 0.86  Return on average assets(1)  1.27%  0.77%  0.92%  0.86%  Return on average equity(1)  12.38%  7.82%  9.21%  7.89%  Note: Dollars in thousands, except per share data.  2018 net interest income increased $24.1 million, or 27.0%.2018 net income increased $19.4 million, or 94.6%.2018 diluted EPS increased $0.73, or 76.8%.When excluding fair value adjustments due to price on capitalized mortgage loan servicing rights, merger related expenses and the DTA remeasurement, net income and diluted EPS increased by 56.6% and 42.7%, respectively, in 2018 compared to 20172018 ROA and ROE (annualized) both improved.  (1) Excluding the impact of the $5.96 million remeasurement of net deferred tax assets in 2017, diluted EPS is $1.22; net income is $26.440 million, ROA is 1.00%; and ROE is 10.10%.

 7  Our Michigan Markets  Independent Bank branches – 68 (including 5 former TCSB branches)    TCSB branches acquired 4/1/2018.  Since 2012, substantial changes have been implemented to streamline and optimize our branch delivery network.Significant market presence and opportunity to gain market share in attractive Michigan markets.Acquisition of Traverse City State Bank added five branches in attractive Northwestern Michigan.Forbes “Best in Banks and Credit Unions” Survey (published in June 2018) ranked Independent Bank second in the State of Michigan (and #1 for banks headquartered in Michigan) in customer satisfaction.Michigan’s unemployment rate was 3.9% in November 2018 (down 0.8% from one year ago and 0.2% above the November 2018 U.S. unemployment rate of 3.7%).      Independent Bank loan production offices (not pictured Fairlawn and Columbus, Ohio)

  8   Select Economic Statistics  Unemployment Trends (%)  Total Employees (Thousands)  Regional Average Home Sales Price (Thousands)  Annualized Home Sales (Thousands)  Continued low unemployment rates  Job growth continues  Rising prices in key markets  Slowing Michigan home sales

 Our Markets – Regional  Region  Cities  Branches  12/31/18Portfolio Loans(1)  % ofLoans(1)  12/31/18Deposits(3)  % of Deposits(3)  12/31/17 Portfolio Loans(2)  12/31/17 Deposits(3)  East / “Thumb”  Bay City / Saginaw  23  $ 411  17%  $ 780  32%  $ 356  $ 763  West  Grand Rapids / Ionia  21  775  31%  716  30%  677  709  Central  Lansing  12  205  8%  398  16%  212  357  Southeast  Troy  7  641  26%  308  13%  551  340  Northwest  Traverse City  5  307  12%  229  9%  n/a  n/a  Ohio  Columbus  --  136  6%  n/a  n/a  99  n/a  Total    68  $2,475  100%  $2,431  100%  $1,895  $2,169  Note: Dollars are in millions.Loans exclude those related to resort lending ($76 million) and purchased mortgage loans ($32 million).Loans exclude those related to resort lending ($90 million) and purchased mortgage loans ($34 million). Deposits exclude reciprocal deposits, brokered deposits and certain other “non-market” deposits.  9

Low Cost Deposit Franchise

Focused on Core Deposit Growth

Deposit Composition – 12/31/18


Non-interest Bearing 30%
Savings and Interest-bearing Checking 41%
Reciprocal 6%
Brokered 10%
Time 13%

Cost of Deposits (%)/Total Deposits (billions)


1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
$3.10
$2.90
$2.70
$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
$2.26
$2.25
$2.34
$2.40
$2.43
$2.78
$2.80
$2.91
0.26%
0.26%
0.31%
0.34%
0.38%
0.48%
0.57%
0.69%
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Total Deposits
Cost of Deposits

Deposit Highlights

- $2.91 billion in total deposits at 12/31/18.
  - Substantially all core funding.
  - $2.20 billion of non-maturity deposit accounts (75.4% of total deposits).
- Total deposits increased $130.0 million, or 5.8%, since 12/31/17 (excluding brokered deposits and $253.9 million of non-brokered deposits acquired in the TCSB Merger).
- Cumulative deposit cost beta vs. change in average effective federal funds rate:
  - 28.3% (Q1'17 to Q4'18)
  - 34.3% (over the past four quarters)
- Average deposits per branch of $38.9 million at 12/31/18 vs. $20.2 million at 12/31/11 (an increase of 92.6%).
- 2018 focus:
  - Commercial – small to middle market business and public funds.
  - Treasury management services.
  - Retail – checking accounts and debit card services.
  - Digital – continue to expand the use of digital and improved Omni-channel service delivery to enhance customer experience.

10

Diversified Loan Portfolio
Focused on High Quality Growth

INDEPENDENT BANK

Loan Composition – 12/31/18


Held for Sale
3%
Installment
15%
Commercial
43%
Mortgage
39%

Yield on Loans (%)/Total Portfolio Loans (billions)


5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
4.30%
4.20%
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
4.75%
4.49%
4.55%
4.49%
4.57%
4.86%
4.84%
4.98%
$1.67
$1.81
$1.94
$2.02
$2.07
$2.47
$2.56
$2.58
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Total Portfolio Loans
Yield on Loans

Lending Highlights

- 19 consecutive quarters of net loan growth.
- $2.669 billion in total loans at 12/31/18 (including $86.2 million of loans held for sale).
- 4Q 2018 lending results include:
  - Commercial loans net growth of $32.4 million, or 11.6% annualized.
  - Consumer installment loans net growth of $1.2 million, or 1.2% annualized.
  - Portfolio mortgage loans declined by $13.6 million, or 5.1% annualized, due to reclassification of $41.5 million of portfolio mortgage loans (average coupon interest rate of 3.91%) to held for sale in December 2018. 4Q'18 mortgage loan origination volume of $190.3 million (down 11.0% from 4Q'17). This sale of portfolio loans is beneficial to asset-liability management and liquidity goals and takes advantage of lower market interest rates at year end 2018.
- 2018 focus:
  - Commercial – businesses with $1 million to $100 million in annual sales.
  - Consumer – through branch network, internet and indirect channels.
  - Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities.

11

Strong Capital Position
Focused on Shareholder Return

ROA, ROE and TCE Ratio



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.59%
10.08%
11.19%
11.54%
12.43%
12.47%
9.67%
9.45%
9.54%
9.41%
9.51%
9.17%
0.95%
1.00%
1.10%
1.15%
1.26%
1.27%
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
ROA
ROE
TCE Ratio

Note: ROA and ROE represent a four quarter rolling average.

Note: Q4'17 ROA and ROE calculations exclude the impact of the $5.96 million revaluation of net deferred tax assets.

Highlights

- Prudent capital management. Target TCE ratio – 8.50% to 9.50%. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchases.
- 2018 share repurchase plan approved for up to 5% of outstanding common shares. During 2018, 587,969 shares were repurchased (all in 4Q'18) at an average price of $21.57 per share.
- 2019 share repurchase plan approved for up to 5% of outstanding common shares. During 2019, 43,768 shares were repurchased (through 1/25/19) at an average price of $21.67 per share.
- Quarterly cash dividend rate increased by 20% to $0.18 per share effective 2/15/19.
- Goals of 1.3% ROA or better and 13% ROE or better.

12

 13  Net Interest Margin/Income  HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to slightly benefit from a rising interest rate environment.Net interest income increased 3.3% in 4Q’18 vs. 3Q’18 due primarily to a $83.4 million increase in average interest-earning assets and a two basis point increase in the net interest margin.Commercial loans 53% fixed/47% variable (64% tied to Prime, 31% tied to LIBOR and 5% tied to a US Treasury rate). Mortgage loans (including HECL) 44% fixed/56% variable (21% tied to Prime, 54% tied to LIBOR and 24% tied to a US Treasury rate). Seeing pressure on deposit rates due to the increases in the target federal funds rate/short-term interest rates.   Net Interest Margin (TE)(%)  Net Interest Income ($ in Millions)

 14  Net Interest Income and Net Interest Margin Details  Summary4Q’18 net interest income of $30.669 million, up $0.972 million from 3Q’18. The linked quarter increase was due to a $1.838 million increase in interest income and fees on loans and a $0.131 million increase in interest income on securities and investments that were partially offset by a $0.997 million increase in interest expense on deposits and borrowings. The increase in interest income and fees on loans was due to an increase in average balance and a 14 bps increase in the average yield. An increase in interest recoveries (net) on previously charged-off or non-accrual loans of $0.346 million increased the overall average yield on loans by 5 basis points.The tax equivalent net interest margin (NIM) increased 2 bps (3.93% vs. 3.91%) due to a 13 bps increase in the yield on interest earning assets that was partially offset by an 11 bps increase in the cost of funds (interest expense as a percentage of average interest-earning assets). 4Q’18 discount accretion on the TCSB acquired loans of $0.423 million increased the NIM by 5.4 basis points. Average yield on new/renewed commercial loans was 5.77% on fixed rate (52.7% of production) and 5.80% on variable rate (47.3% of production), 4Q’18 volume of $115.2 million with an estimated average duration of 2.3 years. Average yield on new retail loans (mortgage and consumer installment) was 4.94%, 4Q’18 volume of $119.9 million with an estimated average duration of 3.6 years.Loan Portfolio DetailsCommercial loans: Interest income increased $0.955 million due to a 20 bps increase in the average yield (5.54% vs. 5.34%) and a $28.9 million increase in the average balance. Interest recoveries (net) increased by $0.351 million. This increased the average yield by 12 bps. Mortgage loans (includes loans held for sale): Interest income increased $0.641 million due to a $36.1 million increase in the average balance and a 9 bps increase in the average yield (4.54% vs. 4.45%) . Interest recoveries (net) decreased by $0.016 million (negligible impact on average yield).Consumer installment loans: Interest income increased $0.242 million due to a $12.3 million increase in the average balance and an 11 bps increase in the average yield (4.60% vs. 4.49%) . Interest recoveries (net) increased by $0.011 million. This increased the average yield by one basis point.Other FactorsSecurities and investments: Interest income increased $0.131 million due to a 7 bps increase in the average TE yield (2.98% vs. 2.91%) and a $6.1 million increase in average balance.Deposits and borrowings: Interest expense increased $0.997 million due to a $71.8 million increase in the average balance of interest-bearing liabilities and a 16 basis point increase in the average cost of interest-bearing liabilities (1.11% vs. 0.95%).   Analysis of Linked Quarter Increase

  15  Cost of Funds AnalysisFocused on Balancing Deposit Retention and Funding Costs  Note: COF is average quarterly cost of funds; EFF is monthly average effective federal funds rate for the quarter; and Spot FF is the spot federal funds rate.  Historical IBCP Cost of Funds vs. the Federal Funds Rate  Note: Cumulative beta (change in COF divided by change in effective federal funds rate) was 8.6% from Q3’15 to Q2’17. Cumulative beta moved up to 30.7% from Q2’17 to Q4’18. The acceleration, was in part, caused by an increase in wholesale funding (brokered time deposits and borrowings, excluding subordinated debentures) from $118.8 million at 6/30/17 to $296.7 million at 12/31/18.

 16  Non-interest Income  HighlightsDiverse sources of non-interest income which totaled $9.0 million in 4Q’18.4Q’18 total non-interest income represents approximately 22.6% of total revenue (net interest income and non-interest income).Full year service charges on deposits declined by $0.4 million, or 3.3%, in 2018 vs. 2017, due primarily to a reduction in NSF fees.Full year interchange revenue increased by $1.9 million, or 23.5%, in 2018 vs. 2017, due to a reclassification under ASU 2014-09 (which also increased interchange expense by $1.5 million) and higher transaction volume.4Q’18 net gains on mortgage loans totaled $2.0 million, which was down $0.85 million from 4Q’17, as slightly higher loan sales volumes were more than offset by margin pressure. In addition, a $0.25 million loss was recorded in 4Q’18 on $41.5 million of portfolio mortgage loans transferred to held for sale.4Q’18 mortgage loan servicing includes a $2.395 million decrease in fair value adjustment due to price. 4Q’17 included a $0.356 million increase in fair value adjustment due to price.   YTD 2018 Non-interest Income Breakout  Non-interest Income Trends ($ in Millions)

 17  Non-interest Expense  Highlights4Q’18 non-interest expenses totaled $26.8 million (an increase from 4Q’17 and from 3Q’18).4Q’18 compensation and benefits increased by $1.6 million over 4Q’17 due primarily to increases in salaries, payroll taxes and health insurance costs. The increase in salaries is primarily due to the TCSB Merger and annual merit raises. The increase in payroll taxes is due to the aforementioned compensation increase. The increase in health insurance costs is due to the TCSB Merger and higher claims in 2018 relative to 2017. Several other categories of non-interest expenses were higher on a year-over-year basis due to the TCSB Merger.4Q’18 includes $0.1 million of TCSB Merger related expenses. Efficiency ratio: 2018 – 67.2% (65.0% excluding TCSB Merger related expenses); 2017 – 69.2%; 2016 – 73.7%; 2015 – 77.2%; 2014 – 80.3%; and 2013 – 82.6%.  Non-interest Expense ($ in Millions)

 18  Investment Securities Portfolio  HighlightsHigh quality, liquid, diverse portfolio with relatively short duration.Fair value of $428.5 million(1) at 12/31/18.Net unrealized loss of $5.3 million at 12/31/18 (representing 1.22% of amortized cost).65% of the portfolio is AAA rated (or backed by the U.S. Government).2.97 year estimated average duration with a weighted average yield of 3.11% (with TE gross up).Approximately 29% of the portfolio is variable rate.  (1) Includes investments in bank CD’s of $0.6 million but excludes equity securities of $0.4 million.  Investment Portfolio by Type (12/31/18)  Investment Portfolio by Rating (12/31/18)

 19  Credit Quality Summary  Note 1: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.Note 2: 12/31/16 30 to 89 days delinquent data excludes $1.63 million of payment plan receivables that were held for sale.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)

 20  Credit Cost Summary  Note: Dollars all in millions.  Provision for Loan Losses  Loan Net Charge-Offs/Recoveries  Allowance for Loan Losses

 21  Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults

Troubled Debt Restructurings (TDRs)

INDEPENDENT BANK

93% of TDRs are Current

TDRs ($ in Millions)



$160
$140
$120
$100
$80
$60
$40
$20
$0
94%
92%
90%
88%
86%
84%
82%
80%
78%
$144
$124
$110
$88
$78
$65
$64
$61
$59
$56
84%
89%
91%
89%
88%
91%
93%
93%
93%
93%
2012
2013
2014
2015
2016
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Performing
Nonperforming
% Current

TDR Highlights

- Working with client base to maximize sustainable performance.
- The specific reserves allocated to TDRs totaled $5.6 million at 12/31/18.
- A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.
- 93.2% of TDRs are current as of 12/31/18.
- **Commercial TDR Statistics:**
  - 31 loans with $6.5 million book balance.
  - 98.9% performing.
  - WAR of 5.48% (accruing loans).
  - Well seasoned portfolio; over 87% of accruing loans are not only performing but have been for over a year since modification.
- **Retail TDR Statistics:**
  - 571 loans with $49.5 million book balance.
  - 94.2% performing.
  - WAR of 5.91% (accruing loans).
  - Well seasoned portfolio; over 97% of accruing loans are not only performing but have been for over a year since modification.

22

 23  Final 2018 Actual Performance vs. Original Outlook  Category  Outlook  Lending  Continued growthIBCP only goal of 15 to 18% overall loan growth in 2018, primarily supported by increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2018. This growth forecast also assumes a stable Michigan economy. 4Q’18 update: Annualized quarterly loan growth of 3.1%. The full year 2018 actual loan growth of 13.3% (excluding loans acquired in the TCSB Merger) is a bit below the forecasted range. However, when factoring in the $41.5 million of portfolio mortgage loans transferred to held for sale in 4Q’18, the full year 2018 loan growth rate increases to 15.4%.   Net Interest Income  Growth driven primarily by higher portfolio loan balances, expect total deposits (IBCP only, excluding brokered) to be relatively flat in 2018 IBCP only goal of approximately 10% to 11% increase in net interest income (NII) over 2017. Expect the net interest margin to be relatively stable. Forecast assumes two 0.25% increases in the federal funds rate (one in March 2018 and one in September 2018) and long-term rates up slightly over year end 2017 levels. 4Q’18 update: Net interest income increased $7.4 million, or 31.5%, over 4Q’17. Net interest margin increased to 3.93% (from 3.65% in 4Q’17). Full year 2018 net interest income increased $24.1 million, or 27.0%, over 2017. Actual performance significantly better than original outlook.  Provision for Loan Losses  Steady asset quality metricsVery difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance as well as loan growth. The allowance as a percentage of total loans was at 1.12% at 12/31/17. Do not expect credit provision in 2018 due to portfolio loan growth and a decline in recoveries of previously charged-off loans. Quarterly provision (expense) for loan losses averaging approximately $1.25 million (IBCP only) would not be unreasonable. 4Q’18 update: Actual provision for loan losses expense of $0.6 million. NPAs declined $0.5 million from 9/30/18 and remain at a low level. Loan net charge-offs of $0.1 million in 4Q’18 and loan net recoveries of $0.8 million for full year 2018. Actual performance better than original outlook.  Non-interest Income  IBCP only - forecasted quarterly range of $9.8 million to $10.9 million with total for year comparable to 2017 (excluding securities net gains or losses)Expect mortgage-banking revenues and mortgage lending volumes in 2018 to be comparable to 2017. Expect service charges on deposits and interchange income in 2018 to be generally comparable to 2017. 4Q’18 update: Actual total non-interest income of $9.0 million. If adjust actual for $2.4 million fair value decrease due to price for capitalized mortgage loan servicing rights and for $0.25 million loss on mortgage loans related to pending sale of $41.5 million of portfolio loans, the adjusted total of $11.65 million, is within the revised projected range of $11.5 million to $11.7 million (inclusive of TCSB).  Non-interest Expenses  IBCP only - forecasted quarterly range of $22.8 to $23.6 million with total for the year up slightly (under 1%) vs. 2017No significant changes in any particular line item expected in 2018 vs. 2017 4Q’18 update: Actual total non-interest expenses of $26.8 million was slightly higher than the 3Q’18 total of $26.7 million. This 4Q’18 total included $0.1 million of Merger related expenses and $0.5 million of increased health care costs (due to higher claims in 2018) as compared to the same quarter last year.  Income Taxes  Approximately 19% to 20% effective tax rate in 2018. This assumes a 21% statutory federal corporate income tax rate during 2018. 4Q’18 update: Actual income tax expense of $2.27 million or an effective tax rate of 18.6%, which is slightly below the forecasted range.

2019 Initial Outlook

Category	Outlook
Lending	**Continued growth** IBCP goal of high single digit (8% to 9%) overall loan growth in 2019, primarily supported by increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2019. This growth forecast also assumes a stable Michigan economy.
Net Interest Income	**Growth driven primarily by higher portfolio loan balances, expect total deposits to grow by 3% to 4% in 2019** IBCP goal of approximately 10% to 11% increase in net interest income (NII) over 2018. Expect the net interest margin to be relatively stable to slightly higher in 2019. The forecast assumes one 0.25% increase in the federal funds rate in June 2019 and long-term interest rates up slightly over year end 2018 levels.
Provision for Loan Losses	**Steady asset quality metrics** Very difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance as well as loan growth. The allowance as a percentage of total loans was at 0.96% at 12/31/18. A full year provision (expense) for loan losses of approximately 0.20% of average total portfolio loans would not be unreasonable in 2019.
Non-interest Income	**IBCP forecasted 2019 quarterly range of $11 million to $12 million with the total for the year up 4% to 5% from 2018 actual of $44.8 million** Expect mortgage lending volumes in 2019 to be generally comparable to 2018. Expect mortgage banking revenues (primarily gain on sale) to improve in 2019 due to some margin expansion. Expect service charges on deposits and interchange income in 2019 to be generally comparable to 2018.
Non-interest Expenses	**IBCP forecasted 2019 quarterly range of $27 to $27.5 million with the total for the year up slightly (about 1%) from the 2018 actual of $107.5 million** Excluding Merger related expenses ($3.5 million) and gain on sale of other real estate ($0.7 million) and adjusting for TCSB being in only three quarters of 2018, the assumed run rate for 2019 expenses is just over 2% higher than the adjusted 2018 level.
Income Taxes	Approximately a 20% effective income tax rate in 2019. This assumes a 21% statutory federal corporate income tax rate during 2019.

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25   Strategic Initiatives  Growth1. Improve net interest income via balanced loan growth, disciplined risk adjusted loan pricing and active management of deposit pricing. 2. Innovative and targeted customer acquisition, retention and cross sales strategies leveraging data analytics, inside sales staff, and intra-company referrals with strategic business unit partners.3. Add new customers and grow revenue through outbound calling efforts.4. Add new customers and grow revenue through the addition of new talented sales professionals in our existing markets. 5. Supplement our organic growth initiatives via selective and opportunistic bank acquisitions and branch acquisitions. Process Improvement and Cost Controls1. Review core processing, debit card processor and digital channel partner(s), select and negotiate new agreement(s).2. Review, and negotiate new debit card contract.3. On-going branch optimization: including assessing existing locations; new locations; service hours; staffing; workflow; and our leveraging of existing technology. 4. Modernize branch delivery technology/systems.5. Expand Digital Branch (Call Center) services.6. All business lines and departments: streamline/automate operating processes and workflows (use process mapping to identify moments of value and eliminate duplication and waste.7. Build/enhance dashboard reporting and business intelligence.Talent Management 1. We recognize that the path to organizational success is through the success of each and every one of our team members. Accordingly we encourage and support the professional development of our colleagues through our IB Leadership Program, mentoring and other initiatives. 2. We are passionate about our desire to ensure that our team members are empowered and supported in a way that will best position them to serve our customers. 3. We believe that if we are committed to the well-being of our team members, and recognize and reward their contributions, they will ensure our success.Risk Management1. Maintain strong, high quality, capital levels. 2. Maintain excellent asset quality and strong proactive monitoring and problem resolution.3. Sound overall risk management with effective and transparent reporting.4. Strong and consistent earnings, augmenting capital.5. Active liquidity and interest rate risk monitoring and management.6. Strong, independent and collaborative risk management, utilizing three layers of defense (business unit, risk management and internal audit). 7. Effective operational controls with special emphasis on cyber security, fraud prevention and regulatory compliance.8. Effective working relationships with banking regulators and other key outside oversight partners.

 26  Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending !NASDAQ: IBCP